CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Exhibit 32

CERTIFICATIONS PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Nortia Capital Partners, Inc., a Nevada corporation (the “Company”), on Form 10-Q for the period ended July 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), William J. Bosso, Principal Executive Officer and Bruce A. Hall, Principal Financial Officer of the Company, do hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to their knowledge:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William J. Bosso
William J. Bosso, Principal Executive Officer
September 12, 2008

/s/ Bruce A. Hall
Bruce A. Hall
Principal Financial Officer
September 12, 2008